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                U.S. SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               Form 8-K

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                  Date of Report: September 10, 2001


                      Malahat Energy Corporation
        (Exact Name of registrant as specified in its Charter)



         Nevada                   000-29475             88-0491630
(State of Incorporation)     Commission File No.      (IRS Employer
                                                    Identification No.)


  700 - 101 Convention Centre Drive, Las Vegas, Nevada          89109
        (Address of principal executive offices)             (Zip Code)


                Registrant's telephone number: (866)404-3311


                        Granada Mineral Products Inc.
                        4700 S. 900 E., Suite 41B
                        Salt Lake City, Utah 84117

                  (Registrant's former name and address)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

As of September 10, 2001, the Registrant has completed the merger reported earlier under its former name, pursuant to a Stock Exchange Agreement (the "Agreement"), dated May 8, 2001, entered into with Sarenghetti Enterprises, a Nevada corporation("SARG"), which provided for the merger of SARG with and into the Registrant which is the surviving entity, pursuant to a tax-free reorganization in accordance with Section 354 and 368 of the Internal Revenue Code of 1986, as amended.

Upon the Closing of the Agreement, which occurred on or about May 10, 2001, and the completion of the transactions contemplated therein, which occurred on or about September 10, 2001, there was a change in control of the Registrant.

Pursuant to the Agreement, at the Closing (as defined in the Agreement), SARG exchanged 6,765,929 shares of its common stock, par value $0.001 per share, representing all of its issued and outstanding stock for 10,075,000 shares of common stock, par value $0.001 per share, of the Registrant. As a result, upon the completion of the Closing and consummation of the merger as contemplated, the holders of shares of SARG's common stock hold 65% of the Registrant's issued and outstanding common stock. The shares of the Registrant's common stock that exchanged for the shares of SARG have not been registered under the Securities Act of 1933, as amended, in reliance on an exemption from registration, pursuant to Section 4(2) thereof, and, accordingly, the certificate or certificates representing such shares bear an appropriate restrictive legend in accordance with the requirements of Rule 144 promulgated thereunder.

Pursuant to the terms of the Agreement, the Registrant changed its name to "Malahat Energy Corporation."

In addition, pursuant to the terms of the Agreement, upon the Closing, Ben Dulley was appointed as a director and President, and Bruce Ramsay as a director, Chief Financial Officer and Secretary of the Registrant and Kimberlee Bogen as a director and Assistant Secretary.

As of the completion of the merger, Ben Dulley, President and a director owns 521,178 common shares of Registrant; Bruce Ramsay, Chief Financial Officer, Secretary and a director owns directly and may be deemed to beneficially own an aggregate of 888,037 common shares; Kimberlee Bogen, Assisant Secretary and a director owns 100,000 common shares; Jake Neufeld owns directly 2,615,817 common shares and may be deemed to beneficially own 489,847 common shares; George Neufeld owns directly and may be deemed to beneficially own an aggregate of 1,157,629 common shares; and The B. C. Advanced Systems Foundation owns 1,034,910 common shares.


ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

Upon the Closing of the Agreement referenced above and the completion of the transactions contemplated thereby, the Registrant acquired all the assets, liabilities and properties of SARG, a Nevada corporation that had acquired all the assets, liabilities and properties of Malahat Systems Corporation ("Malahat"), a producer of thermal and electrical energy using biomass waste as fuel. In particular, the assets include the intellectual property for the Malahat reformer gasifier and associated pending patent application number 2,324,053, including engineering specifications and drawings, and two M500 assemblies and associated heating and electrical generation equipment, together with service facilities and tools.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

Not applicable.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.

Pursuant to Item 304 of Regulation S-B the registrants states:

(a) (1) The Registrant has changed accountants from Andersen, Andersen and Strong, L.L.C. to Stark Tinter & Associates, L.L.C. as of September 10, 2001.

        (i) The Company decided not to reappoint Andersen, Andersen & Strong, L.L.C. as its independent accountant;

        (ii) The financial statements reported on by Andersen, Andersen & Strong, L.L.C. were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and the interim period through September 10, 2001;

        (iii) The decision to change accountants was approved by the Registrant's Board of Directors; and

        (iv) (A)        There were no disagreements related to accounting
principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years and the interim period through September 10, 2001.

                (B)     Not applicable;

                (C)     Not applicable;

                (D)     Not applicable; and

                (E)     Not applicable.

        (2) On September 10, 2001, the Registrant engaged Stark Tinter & Associates, L.L.C., as its independent accountants.

                (i) Except for the audited financial statements for the private company, Malahat Systems Corporation from inception to July 31, 2000 and the unaudited financials ending March 31, 2001, the Registrant did not consult with Stark Tinter & Associates, L.L.C., its new independent accountants, regarding any matter prior to its engagement; and

                (ii)    Not applicable.

        (3) The Registrant has provided to Andersen, Andersen & Strong, L.L.C., its former accountants, a copy of the disclosures contained in this
Item 4 and the Registrant has requested a letter from Andersen, Andersen & Strong, L.L.C., addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.

(b)     Not applicable.


ITEM 5.  OTHER EVENT.

Not applicable.


ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

Not applicable.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements of business acquired.

                Not Applicable

        (b) Pro Forma financial information.

                Not Applicable

        (c) Index to Exhibits.


EXHIBIT NUMBER                  DESCRIPTION
(16)                            Letter from Andersen, Andersen & Strong,
                                L.L.C. pursuant to Item 304(a)(3) of
                                Regulation S-B


ITEM 8. CHANGE IN FISCAL YEAR.

        With the completion of the merger described above and in the Agreement, the Company's fiscal year will end July 31.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MALAHAT ENERGY CORPORATION
Dated: September 18, 2001

                                            /s/ Ben Dulley
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                                            By: Ben Dulley
                                         Title: President